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First Eagle Real Estate Debt Fund
Consolidated Schedule of Investments
September 30, 2025 (unaudited)

Investments	Principal Amount ($)	Value ($)
Residential Transitional Loans - 94.1%
Midwest 3.8%
4 Pillars Properties LLC, 11509, 8.00%, 05/01/2026 ‡(a)(b)	177,900	177,900
Ashford Realty Group, 11496, 9.30%, 05/01/2026 ‡(a)(b)	296,200	296,200
Cap City Homebuyers, 11448, 10.10%, 04/01/2026 ‡(a)(b)	192,600	192,600
Freddy LLC, 11436, 12.34%, 04/01/2026 ‡(a)(b)	243,000	243,000
JAN Realty LLC, 11489, 9.00%, 05/01/2026 ‡(a)(b)	196,000	196,000
KTL Real Estate LLC, 11494, 10.04%, 05/01/2026 ‡(a)(b)	164,000	164,000
Strategic Realty, 11515, 8.30%, 05/01/2026 ‡(a)(b)	120,000	120,000
		1,389,700
Northeast 29.2%
1018 Hancock Ave. LLC, 11485, 9.50%, 02/01/2026 ‡(a)(b)	755,998	755,998
1103 Hoe NY LLC, 11571, 9.75%, 11/01/2026 ‡(a)(b)	1,690,550	1,690,550
1202 Carroll LLC, 11551, 9.50%, 06/01/2026 ‡(a)(b)	1,660,000	1,660,000
205 Fairview Ave., 11552, 9.25%, 07/01/2026 ‡(a)(b)	1,643,500	1,643,500
3 Riverview MB, 11422, 9.50%, 03/01/2026 ‡(a)(b)	742,450	742,450
445 GK LLC, 11573, 9.63%, 07/01/2026 ‡(a)(b)	1,600,000	1,600,000
ABC Andover LLC, 11418, 9.00%, 03/01/2026 ‡(a)(b)	1,039,900	1,039,900
AmCan Consulting LLC, 11504, 9.00%, 05/01/2026 ‡(a)(b)	199,100	199,100
J&M Moore Enterprise, 11501, 7.80%, 05/01/2026 ‡(a)(b)	241,600	241,600
Le Roi Unique LLC, 11446, 10.34%, 04/01/2026 ‡(a)(b)	107,600	107,600
NJ Rios Group LLC, 11444, 9.60%, 04/01/2026 ‡(a)(b)	336,600	336,600
NYC Holding Group, 11426, 9.00%, 07/01/2026 ‡(a)(b)	378,000	378,000
PPP Properties, 11572, 8.63%, 09/01/2026 ‡(a)(b)	148,500	148,500
		10,543,798
Southeast 10.3%
AJX Homes FL LLC, 11439, 7.85%, 04/01/2026 ‡(a)(b)	295,750	295,750
Ames Dream Homes, 11597, 9.13%, 03/18/2026 ‡(a)(b)	149,400	149,400
Bentley Investments, 11570, 9.12%, 02/22/2026 ‡(a)(b)	214,200	214,200
Cab Homez LLC, 11505, 9.29%, 05/01/2026 ‡(a)(b)	170,350	170,350
Canopy West LLC, 11490, 9.00%, 11/01/2026 ‡(a)(b)	176,000	176,000
GMS Property Investments, 11493, 10.04%, 05/01/2026 ‡(a)(b)	150,300	150,300
Gore Properties LLC, 11519, 8.00%, 05/01/2026 ‡(a)(b)	224,100	224,100
Henry Investment, 11443, 11.09%, 04/01/2026 ‡(a)(b)	531,200	531,200
HHM Properties LLC, 11497, 7.75%, 05/01/2026 ‡(a)(b)	279,750	279,750
J Harris Investments, 11520, 8.04%, 05/01/2026 ‡(a)(b)	60,000	60,000
JMHOMER’S LLC, 11438, 11.09%, 04/01/2026 ‡(a)(b)	210,000	210,000
Palm Tree Real Estate, 11512, 8.29%, 05/01/2026 ‡(a)(b)	135,000	135,000
Properties By T&M, 11441, 10.84%, 04/01/2026 ‡(a)(b)	110,200	110,200
Rayna Properties LLC, 11437, 7.30%, 04/01/2026 ‡(a)(b)	300,000	300,000
Simple Home Buyers, 11447, 10.34%, 04/01/2026 ‡(a)(b)	209,700	209,700
Verona Assets, Inc., 11548, 9.13%, 01/03/2026 ‡(a)(b)	153,000	153,000
Verona Assets, Inc., 11577, 9.13%, 03/01/2026 ‡(a)(b)	193,500	193,500
Verona Assets, Inc., 11596, 9.13%, 03/17/2026 ‡(a)(b)	159,800	159,800
		3,722,250
Southwest 3.7%
Cadous LLC, 11532, 9.13%, 01/01/2026 ‡(a)(b)	411,800	411,800
DMG Desert Estates, 11590, 9.13%, 03/10/2026 ‡(a)(b)	285,800	285,800
JRG III Real Estate, 11428, 9.13%, 09/26/2025 ‡(a)(b)	373,500	373,500
Two Friends One Goal, 11502, 8.20%, 05/01/2026 ‡(a)(b)	289,600	289,600
		1,360,700
West 47.1%
Allegiant Investment, 11516, 7.50%, 05/01/2026 ‡(a)(b)	294,300	294,300
Arlington Ave., Properties, 11506, 10.04%, 05/01/2026 ‡(a)(b)	450,000	450,000

See Notes to Consolidated Schedule of Investments.
(Continued)

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First Eagle Real Estate Debt Fund

Consolidated Schedule of Investments

September 30, 2025 (unaudited)

Investments	Principal Amount ($)	Value ($)
Blue Sky Investments, 11539, 9.13%, 12/16/2025 ‡(a)(b)	148,500	148,500
Blue Sky Investments LLC, 11547, 9.13%, 12/24/2025 ‡(a)(b)	198,900	198,900
Dez Development, 11560, 8.39%, 08/01/2026 ‡(a)(b)	919,166	919,166
Farmstead TH LLC, 11562, 8.39%, 01/01/2027 ‡(a)(b)	4,555,000	4,555,000
Heritage Construction Co., 11511, 7.30%, 05/01/2026 ‡(a)(b)	693,700	693,700
Homes By Burgess, 11592, 9.13%, 03/11/2026 ‡(a)(b)	585,000	585,000
Ironhorse Fund, 11559, 8.18%, 08/01/2026 ‡(a)(b)	1,327,678	1,327,678
Jands Enterprises, 11507, 9.30%, 05/01/2027 ‡(a)(b)	540,000	540,000
Leah Court LLC, 11541, 8.85%, 04/01/2026 ‡(a)(b)	201,897	201,897
Leah Court LLC, 11542, 8.85%, 04/01/2026 ‡(a)(b)	196,178	196,178
Leah Court LLC, 11543, 8.85%, 04/01/2026 ‡(a)(b)	200,585	200,585
Leah Court LLC, 11544, 8.85%, 04/01/2026 ‡(a)(b)	196,351	196,351
Neighborhood Home, 11518, 8.54%, 05/01/2026 ‡(a)(b)	743,100	743,100
Nelly Homes Corp., 11492, 9.50%, 05/01/2026 ‡(a)(b)	313,035	313,035
Patino Investments., 11578, 9.13%, 05/29/2026 ‡(a)(b)	252,000	252,000
Peaks Townhomes, 11557, 8.90%, 11/01/2026 ‡(a)(b)	1,065,762	1,065,762
Peaks Townhomes, 11558, 8.90%, 11/01/2026 ‡(a)(b)	1,256,079	1,256,079
Prima Homes Inc., 11563, 10.08%, 07/01/2026 ‡(a)(b)	100,000	100,000
Renovd Properties, 11531, 9.13%, 04/25/2026 ‡(a)(b)	674,000	674,000
RESI Real Estate, 11594, 9.13%, 09/15/2026 ‡(a)(b)	589,500	589,500
Starboard VA LLC, 11432, 9.75%, 01/01/2026 ‡(a)(b)	672,000	672,000
Taft Gardens LLC, 11561, 8.79%, 07/01/2026 ‡(a)(b)	325,239	325,239
TERO Build LLC, 11595, 9.13%, 09/09/2026 ‡(a)(b)	585,000	585,000
		17,082,970
Total Residential Transitional Loans ($34,099,418)		34,099,418

Investments	Principal Amount ($)	Value ($)
Residential Mortgage-Backed Securities - 7.0%

LHOME Mortgage Trust
Series 2025-RTL3, Class M2, 8.73%, 08/25/2040 ‡(c)(d)	1,250,000	1,279,736
Verus Securitization Trust
Series 2025-6, Class B1, 6.87%, 07/25/2070 ‡(b)(c)(d)	1,250,000	1,261,832
Total Residential Mortgage-Backed Securities (Cost $2,499,950)		2,541,568

Investments	Shares	Value ($)
Short-Term Investments - 3.1%

Investment Companies - 3.1%
BlackRock FedFund - Institutional Shares, 4.03% (e)
(Cost $1,129,029)	1,129,029	1,129,029

Total Investments - 104.2% (Cost $37,728,397)		37,770,015
Reverse Repurchase Agreement - (4.5)% (Proceeds $(1,630,000))		(1,630,000)
Other assets less liabilities - 0.3%		107,906
Net Assets - 100.0%		36,247,921

See Notes to Consolidated Schedule of Investments.
(Continued)

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First Eagle Real Estate Debt Fund
Consolidated Schedule of Investments
September 30, 2025 (unaudited)

‡	Value determined using significant unobservable inputs.
(a)	Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be ''restricted securities'' under the Securities Act. Total value of all such securities at September 30, 2025 amounted to $34,099,418, which represents approximately 94.07% of net assets of the Fund.

			Carrying Value
			Per
Restricted Securities	Acqusition Date	Cost	Share/Principal
1018 Hancock Ave. LLC, 11485	05/01/25 - 08/28/25	$755,998	$100.00
1103 Hoe NY LLC, 11571	08/26/25 - 09/18/25	1,690,550	100.00
1202 Carroll LLC, 11551	08/07/25 - 09/11/25	1,660,000	100.00
205 Fairview Ave., 11552	08/07/25 - 09/30/25	1,643,500	100.00
3 Riverview MB, 11422	04/02/25 - 09/11/25	742,450	100.00
4 Pillars Properties LLC, 11509	05/01/25 - 07/17/25	177,900	100.00
445 GK LLC, 11573	08/26/25	1,600,000	100.00
ABC Andover LLC, 11418	04/02/25 - 08/28/25	1,039,900	100.00
AJX Homes FL LLC, 11439	04/04/25	295,750	100.00
Allegiant Investment, 11516	05/01/25 - 05/30/25	294,300	100.00
AmCan Consulting LLC, 11504	05/01/25 - 09/30/25	199,100	100.00
Ames Dream Homes, 11597	09/26/25	149,400	100.00
Arlington Ave., Properties, 11506	05/01/25	450,000	100.00
Ashford Realty Group, 11496	05/01/25 - 06/17/25	296,200	100.00
Bentley Investments, 11570	08/25/25	214,200	100.00
Blue Sky Investments, 11539	06/26/25	148,500	100.00
Blue Sky Investments LLC, 11547	07/09/25	198,900	100.00
Cab Homez LLC, 11505	05/01/25 - 08/29/25	170,350	100.00
Cadous LLC, 11532	05/15/25	411,800	100.00
Canopy West LLC, 11490	05/01/25 - 08/08/25	176,000	100.00
Cap City Homebuyers, 11448	04/04/25 - 05/27/25	192,600	100.00
Dez Development, 11560	08/07/25	919,166	100.00
DMG Desert Estates, 11590	09/15/25	285,800	100.00
Farmstead TH LLC, 11562	08/14/25	4,555,000	100.00
Freddy LLC, 11436	04/04/25	243,000	100.00
GMS Property Investments, 11493	05/01/25	150,300	100.00
Gore Properties LLC, 11519	05/01/25	224,100	100.00
Henry Investment, 11443	04/04/25 - 06/10/25	531,200	100.00
Heritage Construction Co., 11511	05/01/25 - 09/03/25	693,700	100.00
HHM Properties LLC, 11497	05/01/25 - 08/15/25	279,750	100.00
Homes By Burgess, 11592	09/15/25	585,000	100.00
Ironhorse Fund, 11559	08/07/25	1,327,678	100.00
J Harris Investments, 11520	05/01/25	60,000	100.00
J&M Moore Enterprise, 11501	05/01/25 - 08/15/25	241,600	100.00
JAN Realty LLC, 11489	05/01/25	196,000	100.00
Jands Enterprises, 11507	05/01/25	540,000	100.00
JMHOMER’S LLC, 11438	04/04/25 - 08/20/25	210,000	100.00
JRG III Real Estate, 11428	04/02/25	373,500	100.00
KTL Real Estate LLC, 11494	05/01/25 - 08/06/25	164,000	100.00
Le Roi Unique LLC, 11446	04/04/25 - 05/07/25	107,600	100.00
Leah Court LLC, 11541	07/03/25 - 09/25/25	201,897	100.00
Leah Court LLC, 11542	07/03/25 - 09/25/25	196,178	100.00
Leah Court LLC, 11543	07/03/25 - 09/25/25	200,585	100.00
Leah Court LLC, 11544	07/03/25 - 09/25/25	196,351	100.00
Neighborhood Home, 11518	05/01/25 - 08/28/25	743,100	100.00
Nelly Homes Corp., 11492	05/01/25 - 08/27/25	313,035	100.00
NJ Rios Group LLC, 11444	04/04/25 - 08/07/25	336,600	100.00
NYC Holding Group, 11426	04/02/25	378,000	100.00
Palm Tree Real Estate, 11512	05/01/25	135,000	100.00
Patino Investments., 11578	09/08/25	252,000	100.00
Peaks Townhomes, 11557	08/07/25 - 09/18/25	1,065,762	100.00
Peaks Townhomes, 11558	08/07/25 - 09/18/25	1,256,079	100.00
PPP Properties, 11572	08/26/25	148,500	100.00
Prima Homes Inc., 11563	08/14/25	100,000	100.00
Properties By T&M, 11441	04/04/25	110,200	100.00
Rayna Properties LLC, 11437	04/04/25	300,000	100.00
Renovd Properties, 11531	05/15/25	674,000	100.00
RESI Real Estate, 11594	09/25/25	589,500	100.00
Simple Home Buyers, 11447	04/04/25 - 08/12/25	209,700	100.00
Starboard VA LLC, 11432	04/02/25	672,000	100.00
Strategic Realty, 11515	05/01/25 - 07/10/25	120,000	100.00
Taft Gardens LLC, 11561	08/14/25 - 09/11/25	325,239	100.00
TERO Build LLC, 11595	09/25/25	585,000	100.00
Two Friends One Goal, 11502	05/01/25 - 08/26/25	289,600	100.00
Verona Assets, Inc., 11548	07/29/25	153,000	100.00
Verona Assets, Inc., 11577	09/08/25	193,500	100.00
Verona Assets, Inc., 11596	09/25/25	159,800	100.00
		$34,099,418

(b)	A portion or all of the security is designated as collateral for reverse repurchase agreements.
(c)	Securities exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. Total value of all such securities at September 30, 2025 amounted to $2,541,568, which represents approximately 7.01% of net assets of the Fund.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of September 30, 2025.
(e)	Represents 7-day effective yield as of September 30, 2025.

See Notes to Consolidated Schedule of Investments.
(Continued)

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First Eagle Real Estate Debt Fund
Consolidated Schedule of Investments
September 30, 2025 (unaudited)

REVERSE REPURCHASE AGREEMENT

Counterparty	Interest Rate (%)	Trade Date	Maturity Date	Face value ($)	Face Value Including Accrued Interest ($)	Type of Non Cash Underlying Collateral	Remaining Contractual Maturity of Agreement
RBC Capital Markets Corporation	5.66	09/23/2025	10/24/2025	(1,000,000)	(1,001,101)	Residential Transitional Loans	23
RBC Capital Markets Corporation	5.50	07/14/2025	12/15/2025	(630,000)	(637,508)	Residential Mortgage-Backed Securities	75

Percent of
Region Diversification for Portfolio Holdings	Net Assets
Midwest	3.8%
Northeast	29.2
Southeast	10.3
Southwest	3.7
West	47.1
Residential Mortgage-Backed Securities	7.0
Short-Term Investments	3.1
Total Investments	104.2%

See Notes to Consolidated Schedule of Investments.
(Continued)

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First Eagle Real Estate Debt Fund

Notes to Consolidated Schedule of investments (unaudited)

Note 1 — Organization

First Eagle Real Estate Debt Fund (the "Fund") is a newly-organized non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, that continuously offers its shares of beneficial interest (the "Common Shares"), and is operated as an "interval fund." The Fund is a statutory trust organized under the laws of Delaware pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Third Amended and Restated Declaration of Trust, dated as of December 6, 2024.

The Fund's investment objective is to provide attractive risk-adjusted returns and current income by investing in a portfolio of residential and residential-related real estate-related investments. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets in a portfolio of public and private real estate-related debt investments. These investments will include: short-term mortgage loans of typically 12 to 36 months to real-estate builders and other investors to purchase, renovate and resell or rent residential single or multi-family properties ("Residential Transitional Loans") through one or more special purpose vehicles ("SPVs"), each a wholly-owned subsidiary of the Fund; homebuilder development financing ("Land Banking") either through one or more joint ventures with a local operating partner, each a majority-owned subsidiary of a taxable REIT subsidiary of the Fund through which the Fund and the operating partner will equally share voting control over the joint venture's operations, or in the form of loans to borrowers; mezzanine financing structured as subordinated debt backed by single or multi-family properties or loans ("Residential Mezzanine Loans"); and agency and non-agency residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and credit risk transfer ("CRT") securities issued by the U.S. Federal National Mortgage Association and the U.S. Federal Home Loan Mortgage Corporation.

The Fund currently offers four classes of Common Shares: Class A-2 Shares, Class A-3 Shares, Class A-4 Shares and Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (the "Adviser") is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"). Prior to August 15, 2025, investment vehicles indirectly controlled by Blackstone, Inc. and Corsair Capital LLC and certain co-investors owned a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P., a Delaware limited partnership.

On August 15, 2025, private equity funds managed by Genstar Capital acquired a majority investment in First Eagle Holdings, including a buyout of all interests held by funds indirectly controlled by Blackstone and Corsair and certain related co-investors in a transaction announced by First Eagle on March 3, 2025. Genstar Capital is a private equity firm focused on investments in targeted segments of the financial services, healthcare, industrials, and software industries.

Napier Park Global Capital (US) LP ("Napier Park" or the "Subadviser" and together with the Adviser, the "Advisers") serves as the Fund's investment subadviser.

Napier Park is a global alternative investment adviser known for its management of collateralized loan obligations, separately managed accounts and commingled funds. The portfolio management team of the Subadviser, including at the Subadviser's predecessor firm, has been investing in public securities, including mortgage-backed securities, asset-backed securities, and consumer debt, since 2008, and has been investing in private real estate debt since 2015. The Subadviser is an indirect wholly-owned subsidiary of the Adviser.

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The Adviser has agreed to pay all of the Fund's offering costs and organizational expenses until effectiveness of the Fund's registration statement. Offering costs and organizational expenses are not reimbursable to the Adviser by the Fund.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the "FASB") Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — An SPV, a wholly-owned subsidiary of the Fund, was established to invest in Residential Transitional Loans ("First Eagle Real Estate Debt Fund SPV"). The consolidated financial statements include the accounts of the Fund and the subsidiary. All intercompany transactions and balances have been eliminated. As of September 30, 2025, the SPV has $34,802,574 in net assets, representing 96.01% of the Fund's net assets. The assets and credit of the SPV are not available to satisfy the obligations of the Fund.

b)  Investment Valuation — The Fund's net asset value ("NAV") per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading.

The Fund's securities are valued by various methods, as described below:

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, such holdings may be "fair valued" in accordance with procedures adopted by the Board (the "Fair Value Procedures"). The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund's valuation policy, as amended from time to time, to the Adviser and the Subadviser, and has authorized the use of independent third-party pricing and valuation services that have been approved by the Board.

Public real estate investments, which typically will be publicly traded debt securities, are valued primarily using prices provided by approved independent pricing services. If prices from approved independent pricing services are not available, broker prices will be used. If neither the price from the approved service providers nor the broker price is available, the security will be fair valued in accordance with the Fair Value Procedures. The Adviser and Subadviser will receive daily monitoring reports from the Fund’s administrator, including information relevant to the pricing analysis for these investments.

Residential Transitional Loans may be valued at cost for a period following closing. Otherwise, these investments primarily are valued by the Fund's administrator using prices provided by approved independent pricing services, generally updated on a monthly basis and reflecting pricing models that include inputs like estimated cash flows and performance/delinquency adjustments and forecasts. These prices are reviewed by the Subadviser to confirm that the valuation provided is within a reasonable range. For Residential Transitional Loans, the Subadviser will receive monthly monitoring reports from the loan servicer, including information relevant to the pricing analysis for these investments (e.g., delinquency rates). Information from monitoring reports and from the Subadviser's proprietary due diligence review of these investments is provided to the Fund's administrator and/or the independent pricing service provider, which will incorporate relevant information in its pricing analysis.

Repurchase agreements and reverse repurchase agreements are valued at contract amount plus accrued interest.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as described below. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparables and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

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The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The estimated fair value of the residential transitional loans is affected by, among others, interest rates, historical default rates of similar loans, value of the underlying property and the creditworthiness of the borrower. As a result, determining fair value involves assumptions, which may be subjective in nature. Further, the investments may be held for investment income generation and thus may not be presently held for sale. As a result, amounts ultimately realized from the investments may vary significantly from the estimates of fair value recorded and the differences could be material to the Fund's consolidated financial statements.

The Fund values its interests in private loans through an income approach whereby cash flows are discounted using an estimated market participant required yield to maturity, as applicable.

Fair valuation of securities, other financial instruments or other assets (collectively, "securities") held by the Fund are determined in good faith by the Adviser as "valuation designee" under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the "Committee") oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the "valuation designee" to perform the Fund's fair value determinations. The Adviser's fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following table summarizes the valuation of the Fund's investments under the fair value hierarchy levels as of September 30, 2025:

First Eagle Real Estate Debt Fund

Description†	Level 1	Level 2	Level 3‡	Total

Assets:
Residential Mortgage-Backed Securities	$–	$–	$2,541,568	$2,541,568
Residential Transitional Loans	–	–	34,099,418	34,099,418
Short-Term Investments	1,129,029	–	–	1,129,029
Total	$1,129,029	$–	$36,640,986	$37,770,015

Liabilities:
Reverse Repurchase Agreements (Sold Short)	$–	$(1,630,000)	$–	$(1,630,000)
Total	$–	$(1,630,000)	$–	$(1,630,000)

†	See Schedule of Investments for additional detailed categorizations.
‡	Value determined using significant unobservable inputs.

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The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Residential Transitional Loans	Residential Mortgage- Backed Securities	Total
Beginning Balance —market value	$—	$—	$—
Purchases(1)	42,435,071	2,499,950	44,935,021
Sales (2)	(8,335,653)	—	(8,335,653)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued discounts/ (premiums)	—	—	—
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	—	41,618	41,618
Ending Balance — market value	$34,099,418	$2,541,568	$36,640,986
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$41,618	$41,618

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The following is a summary of the Fund's valuation techniques and significant amounts of unobservable inputs used in the Fund's Level 3 securities as of September 30, 2025:

Disclosure on the Unobservable Inputs for First Eagle Real Estate Debt Fund as of September 30, 2025.

Investment Type	Fair Value as of September 30, 2025	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs (a)
Residential Transitional Loans	$34,099,418	Discounted Cash Flow	Comparable Yield	7.56% - 13.12% (9.42%)	Decrease
Residential Mortgage-Backed Securities	2,541,568	Broker Quotes	N/A	N/A	N/A

Notes:

(a) This column represents the direction change in the fair value of level 3 securities that would result from an increase to the corresponding unobservable inputs.

- A decrease to the unobservable input would have the opposite effect.

- Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

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Note 3 — Securities and Other Investments

a)  Residential Mortgage-Backed Securities — Holders of Residential Mortgage-Backed Securities (“RMBS”) bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

b)  Short-term Mortgage Loans — Short-term mortgage loans of typically 12 to 36 months to real-estate builders and other investors to purchase, renovate and resell or rent residential single or multi-family properties ("Residential Transitional Loans") through one or more SPVs.

c)  Repurchase Agreements and Reverse Repurchase Agreements — The Fund may enter into repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. If the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

A reverse repurchase agreement or dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund may be subject to an increase in borrowing costs if the counterparty to a reverse repurchase agreement seeks to increase the rate of borrowing upon a roll of the repurchase agreement. In addition, the Fund could be subject to a “margin call,” pursuant to which the Fund must either deposit additional collateral with the counterparty or suffer mandatory liquidation of the securities subject to repurchase to compensate for the decline in value.

Repurchase and reverse repurchase agreements can have effects similar to margin trading and other leveraging strategies.

The Fund pledged securities as collateral valued at $35,361,250 which have been identified on the Schedule of Investments.

For the period ended September 30, 2025, the average borrowings for the Fund was $719,744 over 78 days. The average borrowing rate for the Fund was 5.52%.

d)  Derivative Transactions — Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions (as defined below). Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by a "derivatives risk manager," who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception").

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Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

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Note 4 — Unfunded Commitment

As of September 30, 2025, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
1018 Hancock Ave. LLC, 11485	$29,001	$29,001	$-
1103 Hoe NY LLC, 11571	284,450	284,450	-
205 Fairview Ave., 11552	279,500	279,500	-
3 Riverview MB, 11422	195,500	195,500	-
445 GK LLC, 11573	1,400,000	1,400,000	-
ABC Andover LLC, 11418	190,800	190,800	-
AJX Homes FL LLC, 11439	53,000	53,000	-
AmCan Consulting LLC, 11504	28,900	28,900	-
Arlington Ave., Properties, 11506	203,000	203,000	-
Cab Homez LLC, 11505	22,650	22,650	-
Canopy West LLC, 11490	53,800	53,800	-
Dez Development, 11560	450,000	450,000	-
Freddy LLC, 11436	89,200	89,200	-
GMS Property Investments, 11493	35,700	35,700	-
HHM Properties LLC, 11497	31,450	31,450	-
Homes By Burgess, 11592	120,000	120,000	-
Ironhorse Fund, 11559	520,822	520,822	-
J Harris Investments, 11520	72,200	72,200	-
J&M Moore Enterprise, 11501	5,000	5,000	-
JAN Realty LLC, 11489	50,900	50,900	-
Jands Enterprises, 11507	179,500	179,500	-
Leah Court LLC, 11541	104,507	104,507	-
Leah Court LLC, 11542	110,226	110,226	-
Leah Court LLC, 11543	105,819	105,819	-
Leah Court LLC, 11544	110,053	110,053	-
Nelly Homes Corp., 11492	4,065	4,065	-
NYC Holding Group, 11426	150,000	150,000	-
Palm Tree Real Estate, 11512	70,300	70,300	-
Peaks Townhomes, 11557	2,462,826	2,462,826	-
Peaks Townhomes, 11558	1,847,457	1,847,457	-
PPP Properties, 11572	42,750	42,750	-
Properties By T&M, 11441	50,200	50,200	-
Taft Gardens LLC, 11561	612,761	612,761	-
TERO Build LLC, 11595	135,000	135,000	-
	$10,101,337	$10,101,337	$-